EXHIBIT A

BOWNE & CO., INC.

1992 STOCK OPTION PLAN

     The purpose of this 1992 Stock Option Plan (the “Plan”) is to aid Bowne & Co., Inc. (the “Company”) and its subsidiaries in attracting and retaining capable officers and key employees and to provide an inducement to such personnel to promote the best interests of the Company by enabling and encouraging them to acquire stock ownership in the Company.

     1. TYPES OF OPTIONS AND AMOUNT OF STOCK: Except as otherwise permitted pursuant to paragraph 9 hereof, the total number of shares of the Company’s Common Stock that may be issued under the Plan shall not exceed 850,000. The options granted under the Plan may be Incentive Stock Options (“Incentive Stock Options”) as provided for in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or options which are not described in Section 422 of the Code (“Non-Qualified Stock Options”).

     2. SOURCE OF STOCK: The shares issued under the Plan may be authorized and unissued shares or issued and reacquired shares, as the Board of Directors of the Company (the “Board”) may from time to time determine. The number of shares of the Company’s Common Stock available for the grant of options under the Plan shall be decreased by the sum of the number of shares with respect to which options have been granted and have not been exercised and the number of shares issued upon exercise of options and shall be increased by the number of shares that are the subject of options that have expired or terminated prior to exercise.

     3. EFFECTIVE DATE AND TERM OF PLAN: The Plan shall become effective when adopted by the Board; provided, however, that, unless the Plan as here set forth is approved at a meeting of the stockholders of the Company by the holders of a majority of the votes entitled to vote thereon within one year after its adoption by the Board, the Plan shall not be effective.* Any options granted under the Plan before such approval shall be conditioned thereon and, if such majority vote is not obtained during such one-year period, such options shall be null and void retroactive to the conditional grant. Options may be granted under the Plan on or before the tenth anniversary of the effective date of the Plan.

     4. ADMINISTRATION: The Plan shall be administered by a committee (the “Committee”) consisting of not less than two non-employee directors of the Company, all of whom must be disinterested persons as such term is used in Rule 16b-3(c) (2)(i) of the rules of the Securities and Exchange Commission, to be appointed by, and to serve at the pleasure of, the Board. The Board may from time to time appoint members of the Board in substitution for or in addition to members previously appointed and may fill vacancies on the Committee. The Committee shall have full power to interpret the Plan and to establish and amend rules and regulations for its administration.

     5. SELECTION: From time to time the Committee shall determine those officers and key employees of the Company or its subsidiaries who shall be granted options under the Plan (the “Optionees”) and the number of shares subject to each option.

     6. TERMS OF OPTIONS: (a) Option Period: Each option granted under the Plan (the “Option”) shall be exercisable during a term ending on the day (the “Termination Date”) designated by the

* The Plan was adopted by the Board of Directors on December 19, 1991.

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Committee (unless the Option shall have terminated earlier under the provisions of the Plan); provided, however, that, unless otherwise permitted on the date of grant by the provisions of the Code applicable to Incentive Stock Options, no Incentive Stock Option may be granted which is exercisable after the day preceding the tenth anniversary of the date when granted.

     (b) Option Price: The purchase price per share of Common Stock under any Option granted pursuant to the Plan (the ‘Option Price’) shall be determined by the Committee at the time the Option is granted; provided that in no event shall the Option Price on the date the Option is granted (i) be less than the Fair Market Value of the Common Stock of the Company or (ii) be less than the par value of a share of Common Stock of the Company. The ‘Fair Market Value’ shall be deemed, for all purposes under the Plan, to be the mean between the highest and lowest sales prices reported as having occurred on the American Stock Exchange on the date of determination thereof (or, if the Common Stock of the Company is not then traded on the American Stock Exchange, the mean between the highest and lowest sales prices reported as having occurred on the principal market (as determined by the Committee) on which such stock is then traded) or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; provided, however, that, if the Common Stock of the Company has not been traded for ten trading days or if there ceases to be a principal market for the Common Stock of the Company, the ‘Fair Market Value’ of such Common Stock shall be determined by the Committee in its reasonable discretion. The Option Price shall be paid in full upon the exercise of the Option by certified or bank cashier’s check payable to the order of the Company or, if acceptable to the Committee, (A)(1) by the surrender or delivery to the Company of shares of its Common Stock with a Fair Market Value equal to or less than the Option Price or (2) through the written election of the Optionee to have shares of such Common Stock withheld by the Company from the shares otherwise to be received, with such withheld shares having an aggregate Fair Market Value on the date of exercise equal to or less than the Option Price, plus (B) a certified or bank cashier’s check payable to the Company for any difference, and the stock purchased shall thereupon be promptly delivered. The Committee shall determine acceptable methods for tendering and withholding Common Stock of the Company as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock of the Company to exercise an Option as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid certain accounting consequences which may result from the use of Common Stock of the Company as payment upon exercise of an Option. No Optionee or his legal representatives, legatees or distributees, as the case may be, will be deemed to be a holder of any shares pursuant to exercise of an Option until the date of the issuance of a stock certificate to him for such shares. Upon the exercise of the Option for cash, the proceeds of the sale of stock subject to Options are to be added to the general funds of the Company and used for its general corporate purposes. Any Common Stock received for the purchase of shares upon the exercise of an Option shall become treasury stock.

     (c) Special Rules Regarding Incentive Stock Options Granted to Certain Employees: Unless otherwise permitted by the provisions of the Code applicable to Incentive Stock Options, and notwithstanding the provisions of subparagraphs (a) and (b) of this paragraph, no Incentive Stock Option shall be granted to any employee who, at the time the Option is granted, owns (directly, or within the meaning of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary corporation, unless (i) the Option Price under such Incentive Stock Option is at least 110 percent of the Fair Market Value of the stock subject to the Option at the time of the grant and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date it is granted.

     (d) Exercise of Options: At the time the Committee grants an Option, the Committee shall determine when and in what manner the Optionee may exercise

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such Option. In the Case of Options

for which shares of Common Stock may be purchased in installments, such installments or portions thereof not exercised in earlier periods shall be accumulated and be available for exercise in later periods. The Committee may accelerate the exercisability of any Option previously granted to an Optionee who has not then retired, died or otherwise ceased to be employed by the Company or a subsidiary thereof, and such exercisability shall automatically be accelerated upon the occurrence of a Change of Control. A ‘Change of Control’ shall be deemed, for all purposes of the Plan, to have taken place upon the occurrence of:

(i) the acquisition by any person (including a ‘group’ within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than the Company or any of its subsidiaries or any employee benefit plan of the Company, of ‘beneficial ownership’ (within the meaning of Rule 13d-3 of the rules of the Securities and Exchange Commission) of 15% or more of the combined voting power of the Company’s then outstanding voting securities,

(ii) the first purchase under a tender offer or exchange offer, other than by the Company or any of its subsidiaries, pursuant to which shares of Common Stock have been purchased,

(iii) the first day on which less than two-thirds of the total membership of the Board shall be directors who were members of the Board on the effective date of the Plan or who are recommended or elected to the Board by a majority of the members of the Board who either were directors on the effective date of the Plan or were so recommended or elected, or

(iv) approval by stockholders of the Company of a merger, consolidation, liquidation or dissolution of the Company, or of the sale of all or substantially all of the assets of the Company.

With respect to any Option, the Optionee is limited to ten exercises during the term of such Option.

     (e) Nontransferability of Options: Each Option shall, during the Optionee’s lifetime, be exercisable only by him, and neither it nor any right hereunder shall be transferable otherwise than by will or the laws of descent and distribution or be subject to attachment, execution or other similar process. In the event of any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of his Option or of any right hereunder, except as provided for herein, or in the event of any levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Committee may terminate his Option by notice to the Optionee and it shall thereupon become null and void.

     (f) Cessation of Employment of the Optionee: If, prior to the Termination Date, the Optionee shall cease to be employed by the Company or a subsidiary thereof otherwise than by reason of the death, disability (within the meaning of Section 22(e)(3) of the Code) or, in the case of any Non-Qualified Stock Option, retirement of the Optionee, each Option held by the Optionee shall remain exercisable until the Termination Date or until the date three months from the date of cessation of employment, whichever occurs first, to the extent it was exercisable at the time of cessation of employment, whereupon all such Options shall terminate together with all rights hereunder. If, prior to the Termination Date, the Optionee shall cease to be employed by the Company or a subsidiary thereof by reason of a disability within the meaning of Section 22(e)(3) of the Code, each Option shall remain exercisable until the Termination Date or until the date one year from the date of cessation of employment, whichever occurs first, to the extent it was exercisable at the time of cessation of employment, whereupon all such Options shall terminate together with all rights hereunder. Unless the Committee determines otherwise

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at the time of grant, if an Optionee retires prior to the Termination Date, each Non-Qualified Stock Option held by the Optionee may be exercised (but only to the extent, if any, exercisable on the date of retirement) until the Termination Date or until the date three months from the date of cessation of employment, whichever occurs first. Notwithstanding the provisions of this paragraph, however, if the Optionee shall be discharged for cause (which shall be defined as participation in conduct during employment consisting of fraud, felony, willful misconduct or commission of any act which causes or may reasonably be expected to cause substantial damage to the Company) or shall cease to be employed by the Company and shall be employed by a competitor of the Company or any of its subsidiaries in any line of business in which the Company or any of its subsidiaries is engaged during the period of the Optionee’s employment with the Company or one of its subsidiaries, each Option to the extent not previously exercised shall terminate at once.

     (g) Death of Optionee: Unless the Committee determines otherwise at the time of grant, in the event of the death of the Optionee prior to the Termination Date while employed by the Company or any subsidiary thereof, or thereafter in the case of an Option exercisable without regard to this subparagraph after his cessation of employment, each Option held by the Optionee may be exercised at any time or from time to time until the Termination Date or the date one year from the date of his death, whichever occurs first, by the person or persons to whom the Optionee’s rights under each Option shall pass by will or by the applicable laws of descent and distribution (to the extent, if any, that the Optionee was entitled to exercise it on the date of his death).

     7. LIMITATION OF GRANTS OF INCENTIVE STOCK OPTIONS: Unless otherwise permitted by the provisions of the Code applicable to Incentive Stock Options, the aggregate Fair Market Value of the Common Stock (determined as of the date an Option is granted) for which an employee may be granted Incentive Stock Options which are exercisable for the first time by such Optionee in any calendar year under the Plan or any other stock option plan maintained by the Company or any of its subsidiaries shall not exceed $100,000 for that calendar year.

     8. INSTRUMENT OF GRANT: The terms and conditions of each Option granted under the Plan shall be set forth in an instrument designated ‘Incentive Stock Option Agreement’ or ‘Non-Qualified Stock Option Agreement,’ as appropriate, substantially in the form of Exhibit 1 or 2, respectively, attached hereto and made a part hereof. The Committee may make such modifications in the provisions of the instrument of grant as it shall deem advisable or as may be required by any provision of the Code.

     9. ADJUSTMENTS UPON CHANGES IN STOCK: If (i) the Company shall at any time be involved in a transaction to which subsection (a) of Section 424 of the Code is applicable; (ii) the Company shall declare a dividend payable in, or shall subdivide or combine, its Common Stock; or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Options, the Committee shall forthwith take any such action as in its judgment shall be necessary to preserve to the Optionees rights substantially proportionate to the rights existing prior to such event and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under paragraph 1 above shall be increased or decreased, as the case may be, proportionately. The judgment of the Committee with respect to any matter referred to in this paragraph shall be conclusive and binding upon each Optionee.

     10. AMENDMENTS AND TERMINATION: The Board may amend or terminate the Plan, but may not (i) without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted, or (ii) make any alteration in the Plan that would cause the Plan to fail to comply with (A) Section 16 of the Securities Exchange Act of 1934, as amended (or Rule 16b-3 of the rules of the Securities and Exchange Commission) or (B) any other requirement of applicable law or regulation, if such revision or amendment

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were not approve by the holders of the Common Stock of the Company, unless and until the approval of the holders of such Common Stock is obtained.

      11.    PLAN DOES NOT CONFER EMPLOYMENT OR STOCKHOLDER RIGHTS: The right of the Company or any subsidiary thereof to terminate the Optionee’s employment (whether by dismissal, discharge, retirement or otherwise) and to terminate any other agreement for the provision of services, at any time at will, or as otherwise provided by any agreement between the Company and the Optionee, is specifically reserved. Neither the Optionee nor any person entitled to exercise his rights in the event of his death shall have any rights of a stockholder with respect to the shares subject to each Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of each Option as provided for herein.

      12.    WITHHOLDING:  (a) In General: The Committee may, in its discretion, require the Optionee to pay to the Company at the time of exercise of any Non-Qualified Stock Option the amount that the Committee deems necessary to satisfy the Company’s obligation to withhold federal, state or local income or other taxes incurred by reason of the exercise. Upon the exercise of the Option, the Optionee may make a written election to have shares of Common Stock then issued withheld by the Company from the shares otherwise to be received, or to deliver previously owned shares, in order to satisfy the liability for such withholding taxes. The number of shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Notwithstanding the Optionee’s opportunity to make the foregoing election, the Committee in its sole discretion will decide whether to accept such election.

      (b)    Special Rules: Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, the Committee may, in its discretion, require an Optionee to place shares of Common Stock of the Company purchased under the Option in escrow for the benefit of the Company until such time as such withholding is required on amounts included in the gross income of the Optionee as a result of the exercise of an Option. At such time, the Committee, in its discretion, may require an Optionee to pay to the Company the amount that the Committee deems necessary to satisfy its obligation to withhold such taxes incurred by reason of the exercise of the Option, in which case the shares of Common Stock of the Company will be released from escrow to the Optionee. Alternatively, subject to acceptance by the Committee in its sole discretion, an Optionee may make a written election to have shares of Common Stock of the Company held in escrow to be applied toward the Company’s obligation to withhold such taxes incurred by reason of the exercise of the Option, or to deliver previously owned shares for such purpose, in either case based on the Fair Market Value of the shares on the date of the termination of the escrow arrangement. Upon application of such shares toward the Company’s withholding obligation, any shares of Common Stock of the Company held in escrow and not, in the judgment of the Committee, necessary to satisfy such withholding obligation shall be released from escrow to the Optionee. In addition, subject to acceptance by the Committee in its sole discretion, an Optionee may make a written election to have shares of Common Stock withheld by the Company from the shares otherwise to be received upon exercise of an Option or to deliver to the Company previously owned shares, in either case to satisfy any additional federal, state or local income or other taxes applicable to the Optionee and the particular transaction, up to the maximum marginal tax rates, whether in the case of an Option exercise whose taxability is immediate or an Option exercise whose taxability is deferred. The number of shares so withheld or delivered shall have an aggregate Fair Market Value on the date withholding is required sufficient to satisfy the applicable withholding taxes or to satisfy taxes up to the maximum marginal tax rate as and to the extent elected by an Optionee.

      13.    DEFINITION: As used in the Plan, the term ‘subsidiary’ shall have the meaning assigned to such term in Section 424 of the Code and in addition shall include both foreign and domestic subsidiaries and any corporation which becomes a subsidiary after the date of adoption of the Plan.

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EXHIBIT 1

BOWNE & CO., INC.

INCENTIVE STOCK OPTION AGREEMENT

     For valuable consideration, receipt of which is hereby acknowledged, Bowne & Co., Inc., a New York corporation (the ‘Company’), hereby grants to (the ‘Optionee’), whose address is                         , an Incentive Stock Option (‘Option’), subject to the terms and conditions of the 1992 Stock Option Plan of the Company (the ‘Plan’), which Plan is incorporated herein by reference.

     The Optionee may purchase from the Company an aggregate of             shares of the Common Stock of the Company at an Option Price of         per share.

     The Optionee may purchase the aforesaid shares on the terms determined at the time this Option was granted by a committee of the Board of Directors consisting of at least two non-employee directors (the ‘Committee’). Those terms, including the Termination Date, are as follows:

     This Option shall, during the Optionee’s lifetime, be exercisable only by him, and neither it nor any right hereunder shall be transferable otherwise than by will or the laws of descent and distribution or be subject to attachment, execution or other similar process. In the event of any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for in the Plan, or in the event of any levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Committee may terminate this Option by notice to the Optionee and it shall thereupon become null and void.

     Subject to the provisions of the Plan, this Option may be exercised by written notice to the Company stating the number of shares with respect to which it is being exercised and (i) accompanied by payment of the Option Price by certified or bank cashier’s check payable to the order of the Company in New York Clearing House funds or, (ii) if acceptable to the Committee, by surrender or delivery to the Company of shares of its Common Stock with a fair market value (as defined in the Plan) equal to or less than the Option Price or through a written election of the Optionee to have shares of Common Stock with a fair market value (as defined in the Plan) equal to or less than the Option Price withheld from the shares the Optionee would otherwise receive, plus delivery of a certified or bank cashier’s check for any difference. As soon as practicable after receipt of such notice and payment, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to the Optionee at the office of the Company or such other place as may be mutually acceptable, or, at the election of the Company, by first-class insured mail addressed to the Optionee at his address shown in the employment records of the Company or at the location at which he is employed by the Company or a subsidiary, a certificate or certificates for previously unissued shares or reacquired shares of its Common Stock, as the Company may elect.

     The Company may postpone the time of delivery of certificates for shares of its Common Stock for such additional time as the Company shall deem necessary or desirable to enable it to comply with the listing requirements of any securities exchange upon which the Common Stock of the Company may be listed, or the requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934 or any Rules or Regulations of the Securities and Exchange Commission promulgated thereunder or the requirements of applicable state laws relating to authorization, issuance or sale of securities.

     If the Optionee fails to accept delivery of the shares of Common Stock of the Company upon tender of delivery thereof, his right to exercise this Option with respect to such undelivered shares may be terminated.

     If prior to the Termination Date the Optionee should cease to be employed by the Company or die while in the employ of the Company, paragraph 6(f) or 6(g) of the Plan will apply. This Option shall be wholly void and of no effect after the Termination Date.

     The Optionee agrees to notify the Company in writing, within thirty days, of any disposition (whether by sale, exchange, gift or otherwise) of shares of Common Stock acquired by the Optionee pursuant to the exercise of this Option, within two years from the date of the granting of this Option or within one year of the transfer of such shares to the Optionee.

     IN WITNESS WHEREOF, BOWNE & CO., INC. has caused this Option to be executed by one of its officers thereunto duly authorized, as of the day of          .

BOWNE & CO., INC. By_____________________________ Title:

EXHIBIT 2

BOWNE & CO., INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

     For valuable consideration, receipt of which is hereby acknowledged, Bowne & Co., Inc., a New York corporation (the ‘Company’), hereby grants to               (the ‘Optionee’), whose address is                         , a Non-Qualified Stock Option (‘Option’) subject to the terms and conditions of the 1992 Stock Option Plan of the Company (the ‘Plan’), which Plan is incorporated herein by reference.

     The Optionee may purchase from the Company an aggregate of        shares of the Common Stock of the Company at an Option Price of          per share.

     The Optionee may purchase the aforesaid shares on the terms determined at the time this Option was granted by a committee of the Board of Directors consisting of at least two non-employee directors (the ‘Committee’). Those terms, including the Termination Date, are as follows:

     This Option shall, during the Optionee’s lifetime, be exercisable only by him, and neither it nor any right hereunder shall be transferable otherwise than by will or the laws of descent and distribution or be subject to attachment, execution or other similar process. In the event of any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of this Option or any right hereunder, except as provided for in the Plan, or in the event of any levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Committee may terminate this Option by notice to the Optionee and it shall thereupon become null and void.

     Subject to the provisions of the Plan, this Option may be exercised by written notice to the Company stating the number of shares with respect to which it is being exercised and (i) accompanied by payment of the Option Price by certified or bank cashier’s check payable to the order of the Company in New York Clearing House funds or, (ii) if acceptable to the Committee, by surrender or delivery to the Company of shares of its Common Stock with a fair market value (as defined in the Plan) equal to or less than the Option Price or through a written election of the Optionee to have shares of Common Stock with a fair market value (as defined in the Plan) equal to or less than the Option Price withheld from the shares the Optionee would otherwise receive, plus delivery of a certified or bank cashier’s check for any difference. As soon as practicable after receipt of such notice and payment, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to the Optionee at the offices of the Company or such other place as may be mutually acceptable, or, at the election of the Company, by first-class insured mail addressed to the Optionee at his address shown in the employment records of the Company or at the location at which he is employed by the Company or a subsidiary, a certificate or certificates for previously unissued shares or reacquired shares of its Common Stock, as the Company may elect.

     The Company may postpone the time of delivery of certificates for shares of its Common Stock for such additional time as the Company shall deem necessary or desirable to enable it to comply with the listing requirements of any securities exchange upon which the Common Stock of the Company may be listed, or the requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934 or any Rules or Regulations of the Securities and Exchange Commission promulgated thereunder or the requirements of applicable state laws relating to authorization, issuance or sale of securities.

     If the Optionee fails to accept delivery of the shares of Common Stock of the Company upon tender of delivery thereof, his right to exercise this Option with respect to such undelivered shares may be terminated.

     If prior to the Termination Date the Optionee should cease to be employed by the Company or die while in the employ of the Company, paragraph 6(f) or 6(g) of the Plan will apply. This Option shall be wholly void and of no effect after the Termination Date.

     IN WITNESS WHEREOF, BOWNE & CO., INC. has caused this Option to be executed by one of its officers thereunto duly authorized, as of the      day of               .

BOWNE & CO., INC. By _____________________________ Title: